EXHIBIT 10.19(c)
----------------


                    SECOND AMENDMENT TO CREDIT AGREEMENT


      This Second Amendment to Credit Agreement (this "Amendment") is made as of this 29th day of December, 2004 by and among AMLI RESIDENTIAL PROPERTIES, L.P., a Delaware limited partnership ("Borrower"), AMLI PROPERTIES TRUST a Maryland real estate investment Trust ("General Partner"), JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA, (main office Chicago Illinois)) as a lender and not individually, but as "Administrative Agent," and the Lenders identified on the signature pages to this Amendment.


                                  RECITALS
                                  --------

      A. Borrower, General Partner, Administrative Agent, and the Lenders are parties to a Credit Agreement dated as of May 19,2003, as amended by Amendment Regarding Increase ("First Amendment") dated as of November 3,2003 (collectively, the "Credit Agreement"). All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

      B. Pursuant to the terms of the Credit Agreement, the Lenders made available a credit facility in the initial amount of $200,000,000, which was increased to $240,000,000 by the terms of the First Amendment.

      C. Borrower has requested a change in certain terms contained in the Credit Agreement.

      NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                 AGREEMENTS
                                 ----------

      1. The foregoing recitals to this Amendment are incorporated into and made a part of this Amendment.

      2. Section 1.1 of the Credit Agreement is hereby amended by adding the following definition:

                  "Applicable Cap Rate" means 8.15%.

      3. The references to "8.75%" in the definitions of Development Property Valuation, Total Asset Value, Unencumbered Asset Value, and Value of Investment Affiliates is hereby changed to "the Applicable Cap Rate".

      4. Section 6.10 of the Credit Agreement is hereby amended to add the following sentence immediately prior to the final sentence of said section:

      "Notwithstanding the foregoing, for fiscal year 2004 only, the percentage set forth in the preceding sentence shall be increased from 95% to 100%."

      5. Section 6.24.4 (Fixed Charge Coverage) of the Credit Agreement is hereby amended to delete the reference to "1.75" contained therein and to insert "1.60" in lieu thereof.

      6. Section 13.1 of the Credit Agreement is hereby amended to require that a copy of notices sent to Borrower or General Partner also be sent to the attention of its legal department at the same address or facsimile number as set forth for Borrower and General Partner.

      7. The "Effective Date" shall be the date on which all the following conditions shall have been fulfilled:

            (a)   No Unmatured Default or Default then exists.

            (b) This Amendment shall have been executed by Borrower, Administrative Agent, and the Required Lenders.

            (c) The representations and warranties set forth in Paragraph 5 shall be true and correct as of such date.

            (d) Borrower shall have paid to Administrative Agent for the account of the Lenders all fees due to Lenders in connection with this Amendment.

      8.    Borrower hereby represents and warrants that:

            (a)   no Unmatured Default or Default exists under the Loan
                  Documents;

            (b) the Loan Documents are in full force and effect and Borrower has no defenses or offsets to, or claims or counterclaims relating to, its obligations under the Loan Documents;

            (c) no changes have been made to the organizational documents of the Borrower since the date of the Credit Agreement unless such changes have been previously provided to Administrative Agent;

            (d) there has been no material adverse change in the financial condition of Borrower since December 31, 2003;

            (e) Borrower has full power and authority to execute this Amendment and no consents are required for such execution other than any consents which have already been obtained; and

            (f) the representations and warranties set forth in Article V of the Credit Agreement are true and correct as of the date hereof, except to the extent that by their express terms they relate to an earlier date.

      9. The Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses (including legal fees and expenses) incurred in connection with the preparation, negotiation and consummation of this Amendment.

      10. Except as specifically modified hereby, the Credit Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed. All references in the Loan Documents to the "Credit Agreement" or the "Revolving Credit Agreement" henceforth shall be deemed to refer to the Credit Agreement as amended by this Amendment.

      11. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks.

      IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative Agent have executed this Amendment as of the date first above written.


                              AMLI RESIDENTIAL PROPERTIES, L.P.

                              By:     AMLI RESIDENTIAL PROPERTIES TRUST
                              Its:    General Partner



                              By:     /s/ Andrew J. Bruce
                                      ------------------------------
                                      Andrew J. Bruce

                              Title:  Vice President
                                      ------------------------------

                              Name:   Andrew J. Bruce


                              Address for notices:
                              -------------------

                              125 South Wacker
                              Suite 3100
                              Chicago, Illinois 60606
                              Attention: Robert J. Chapman

                              Telephone: (312) 443-1477

                              FAX: (312) 443-0909



                              AMLI RESIDENTIAL PROPERTIES TRUST


                              By:     /s/ Andrew J. Bruce
                                      ------------------------------

                              Title:  Vice President
                                      ------------------------------


                              Address for notices:
                              -------------------

                              125 South Wacker
                              Suite 3100
                              Chicago, Illinois 60606
                              Attention: Robert J. Chapman

                              Telephone: (312) 443-1477

                              FAX: (312) 443-0909














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


                              JPMORGAN CHASE BANK, N.A.
                              (successor by merger to Bank One, NA, main office Chicago)
                              Individually and as LC Issuer, Swing Line
                              Lender and Administrative Agent

                              By:     /s/ Scott Sigmund
                                      ------------------------------

                              Name:   Scott Sigmund
                                      ------------------------------

                              Title:  Associate Director
                                      ------------------------------


                              Address for notices:
                              -------------------

                              1 Bank One Plaza
                              Large Corporate Real Estate
                              Chicago, Illinois 60670
                              Attention: Scott W. Sigmund
                              Telephone: (312) 325-3133
                              FAX: (312) 325-3122













































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


                              COMMERZBANK AG NEW YORK AND
                              GRAND CAYMAN BRANCHES,
                              Individually and as Co-Documentation Agent


                              By:     /s/ Christian Berry
                                      ------------------------------

                              Name:   Christian Berry
                                      ------------------------------

                              Title:  Vice President
                                      ------------------------------


                              By:     /s/ Douglas Traynor
                                      ------------------------------

                              Name:   Douglas Traynor
                                      ------------------------------

                              Title:  Senior Vice President
                                      ------------------------------


                              Address for notices:
                              -------------------

                              2 World Financial Center
                              New York, New York 10281
                              Attention: Christian Berry
                              Telephone: (212) 266-7583
                              FAX: (212) 266-7565

                              HARRIS TRUST AND SAVINGS BANK,
                              Individually and as Co-Documentation Agent


                              By:     /s/ Dennis W. Rourke
                                      ------------------------------

                              Name:   Dennis W. Rourke
                                      ------------------------------

                              Title:  Director
                                      ------------------------------


                              Address for notices:
                              -------------------

                              111 West Monroe Street
                              10th Floor West
                              Chicago, Illinois 60603
                              Attention: Dennis Rourke
                              Telephone: 312-461-2200
                              FAX: 312-461-2968















































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


                              PNC BANK, NATIONAL ASSOCIATION,
                              Individually and as Co-Documentation Agent

                              By:     /s/ Zachary K. Ellis
                                      ------------------------------

                              Name:   Zachary K. Ellis
                                      ------------------------------

                              Title:  Assistant Vice President
                                      ------------------------------


                              Address for notices:
                              -------------------

                              One PNC Plaza
                              249 Fifth Avenue
                              Mail Stop P1-POPP-19-2
                              Pittsburgh, PA 15222
                              Attention: Zachary Ellis
                              Telephone: 412-762-5627
                              FAX: 412-762-6500















































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


                              KEYBANK NATIONAL ASSOCIATION


                              By:     /s/ Kevin P. Murray
                                      ------------------------------
                                      Kevin P. Murray

                              Name:   Kevin P. Murray
                                      ------------------------------

                              Title:  Vice President
                                      ------------------------------


                              Address for notices:
                              -------------------

                              127 Public Square, 8th Floor
                              Cleveland, OH 44114
                              Attention: Kevin Murray
                              Telephone: (216) 689-4660
                              FAX: (216) 689-4997


                              with a copy to:


                              KeyBank National Association
                              127 Public Square
                              Cleveland, Ohio 44114
                              Attention: Lynn Vantaggi
                              Telephone: (216) 689-5694
                              FAX: (216)689-3566





































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


                              SOUTHTRUST BANK

                              By:     /s/ Cynthia Bean
                                      ------------------------------

                              Name:   Cynthia Bean
                                      ------------------------------

                              Title:  Vice President
                                      ------------------------------


                              Address for notices:
                              -------------------

                              Wachovia
                              301 South College Street
                              16th Floor
                              Charlotte, NC 28202-6000
                              Attention: Brian Rudisill
                              Telephone: (704) 383-9987
                              FAX: (704)383-6205

                              COMERICA BANK

                              By:     /s/ Leslie A. Vogel
                                      ------------------------------

                              Name:   Leslie A. Vogel
                                      ------------------------------

                              Title:  Vice President
                                      ------------------------------


                              Address for notices:
                              -------------------

                              500 Woodward Avenue
                              7th Floor
                              Detroit, Michigan 48226-3256
                              Attention: Leslie A. Vogel
                              Telephone: 313-222-9290
                              FAX: 313-222-9295

                              WELLS FARGO BANK, N.A.


                              By:     /s/ Vipul Patel
                                      ------------------------------

                              Name:   Vipul Patel
                                      ------------------------------

                              Title:  Vice President
                                      ------------------------------


                              Address for notices:
                              -------------------

                              123 North Wacker Drive
                              Suite 1900
                              Chicago, Illinois 60606
                              Attention: Vipul Patel
                              Phone: (312) 269-4830
                              Facsimile: (312) 782-0969

                            CONSENT OF GUARANTORS


      The undersigned are each a party to one or more Guaranties (collectively, the "Guaranty") relating to the obligations of the Borrower set forth in the Credit Agreement described in the foregoing Amendment. The undersigned hereby consent to the terms of the foregoing Amendment and confirm that their obligations remain in full force and effect, and that any references in the Guaranty to the Credit Agreement refer to the Credit Agreement as amended by the foregoing Amendment. The undersigned have no defenses or offsets to, or claims or counterclaims relating to, their obligations under the Guaranty.


                              GUARANTORS:

                              AMLI RESIDENTIAL PROPERTIES TRUST


                              By:     /s/ Charlotte Sparrow
                                      ------------------------------

                              Name:   Charlotte Sparrow
                                      ------------------------------

                              Title:  Vice President
                                      ------------------------------



                              AMLI MANAGEMENT COMPANY


                              By:     /s/ Charlotte Sparrow
                                      ------------------------------

                              Title:  Vice President
                                      ------------------------------



                              AMLI RESIDENTIAL CONSTRUCTION LLC


                              By:     /s/ Charlotte Sparrow
                                      ------------------------------

                              Title:  Vice President
                                      ------------------------------